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                                                                   Exhibit 10(c)

                        T R U S T    A G R E E M E N T
                        ------------------------------


     THIS AGREEMENT OF TRUST (the "Agreement") effective as of the 31st day of August, 1995, by and between ICF Kaiser International, Inc. (the "Company"), and VANGUARD FIDUCIARY TRUST COMPANY, a trust company incorporated under Chapter 10 of the Pennsylvania Banking Code (the "Trustee"),

                                  WITNESSETH
                                  ----------


     WHEREAS, the Company has adopted and is maintaining the ICF Kaiser International, Inc. Employee Stock Ownership Plan (the "Plan") for the exclusive benefit of its Employees; and

     WHEREAS, the Employee Stock Ownership Plan Committee (the "Committee") is the fiduciary named in the Plan as having the authority to control and manage the operation and administration of the Plan;

     WHEREAS, the Company and the Trustee deem it necessary and desirable to enter into a written agreement of trust;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree and declare as follows:

                                   ARTICLE I

                           CONTINUATION OF THE TRUST

     Section 1.1. This Trust Agreement relates to the trust, established pursuant to the Plan, that is intended to be tax-exempt under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The Company and the Trustee hereby agree that the Trust Fund will continue to be held in trust and administered, invested, and distributed for the benefit of Participants and their Beneficiaries under the terms and conditions of this Trust Agreement. The Company and the Trustee hereby agree that the trust will consist of such contributions of cash and voting common stock or any class of capital stock convertible into voting stock of the Employer ("Company Stock") as shall from time to time be paid to the Trustee under the Plan and such earnings, income and appreciation as may accrue thereon, which, less payments made by the Trustee to carry out the purposes of the Plan, are referred to herein as the "Fund". The Trustee shall carry out the duties and responsibilities herein specified, but shall be under no duty to determine whether the amount of any contribution by the Company or any Participant is in accordance with the terms of the Plan nor shall the Trustee be responsible for the collection of any contributions required under the Plan.

     Section 1.2. The Fund shall be held, invested, reinvested and administered by the Trustee in accordance with the terms of the Plan and this Agreement solely in the interest of Participants and their Beneficiaries and for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan. Except as provided in Section 5.2, no assets of the Plan shall inure to the benefit of the Company.
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     Section 1.3.  The Trustee shall pay benefits and expenses from the Fund only upon the written direction of the Committee. The Trustee shall be fully entitled to rely on such directions furnished by the Committee, and shall be under no duty to ascertain whether the directions are in accordance with the provisions of the Plan.

                                  ARTICLE II

                            INVESTMENT OF THE FUND

     Section 2.1. The Fund shall be invested primarily in Company Stock. Each Qualified Participant, as defined in the Plan, shall have the right to diversify his account, in accordance with the provisions of the Plan and Section 401(a)(28) of the Code, by directing the investment by the Trustee of amounts eligible for diversification among any one or more of the available Investment Funds. All investment directions by Participants shall be timely furnished to the Trustee by the Committee, except to the extent such directions are transmitted telephonically or otherwise by Participants directly to the Trustee or its delegate in accordance with rules and procedures established and approved by the Committee and communicated to the Trustee. In making any investment of the assets of the Fund, the Trustee shall be fully entitled to rely on such directions furnished to it by Participants in accordance with the Committee's approved rules of procedure, and shall be under no duty to make any inquiry or investigation with respect thereto. It is specifically intended under the Plan and this Agreement that the Trustee shall have no discretionary authority to determine the investment of the assets of the Fund.

     Section 2.2. To the extent to which the Fund is not invested in Company Stock, the Committee shall have the exclusive authority and discretion to select the investment funds ("Investment Funds") available for investment under the Plan. In making such selection, the Committee shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Committee shall notify the Trustee in writing of the selection of the Investment Funds currently available for investment under the Plan, and any changes thereto.

     Section 2.3. Subject to the provisions of Sections 2.1 and 2.2, the Trustee shall have the authority, in addition to any authority given by law, to exercise the following powers in the administration of the Trust:

     (a) to invest promptly in Company Stock, and to the extent allowable and appropriate, in securities of or guaranteed by the United States of America, or any agency thereof, in short-term commercial paper, or in certificates of deposit, or in mutual funds holding such securities, or the Trustee may temporarily hold the funds in cash; and to invest and reinvest all or a part of the Fund in accordance with Qualified Participants' investment directions in any available Investment Fund selected by the Committee without restriction to investments authorized for fiduciaries, including, without limitation on the amount that may be invested therein, any common, collective or commingled trust fund maintained by the Trustee. Any investment in, and any terms and conditions of, any common, collective or commingled trust fund available only to employee trusts which meets the requirements of the Code or corresponding provisions of subsequent income




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     tax laws of the United States, shall constitute an integral part of this
     Agreement and the Plan;

     (b) to dispose of all or any part of the investments, securities, or other property which may from time to time or at any time constitute the Fund in accordance with the investment directions by Participants or the Committee furnished to it pursuant to Section 2.1 or the written directions by the Committee furnished to it pursuant to Section 1.3, and to make, execute and deliver to the purchasers thereof good and sufficient deeds of conveyance therefor, and all assignments, transfers and other legal instruments, either necessary or convenient for passing the title and ownership thereto, free and discharged of all trusts and without liability on the part of such purchasers to see to the application of the purchase money;

     (c) to hold cash uninvested to the extent necessary to pay benefits or expenses of the Plan;

     (d) to cause any investment of the Fund to be registered in the name of the Trustee or the name of its nominee or nominees or to retain such investment unregistered or in a form permitting transfer by delivery; provided that the books and records of the Trustee shall at all times show that all such investments are part of the Fund;

     (e) except as provided further in Article IV hereof with respect to shares of Company Stock that are held by the Fund, to vote in person or by proxy with respect to all shares of the mutual funds which are held by the Plan solely in accordance with directions furnished to it by the Committee, and to vote in person or by proxy with respect to all other securities credited to a Participant's separate accounts under the Plan solely in accordance with directions furnished to it by the Participant;

     (f) to consult and employ any suitable agent to act on behalf of the Trustee and to contract for legal, accounting, clerical and other services deemed necessary by the Trustee to manage and administer the Fund according to the terms of the Plan and this Agreement;

     (g) to pay from the Fund all taxes imposed or levied with respect to the Fund or any part thereof under existing or future laws, provided that at least ten days prior to the making of any such payment the Trustee must mail notice to the Committee of its intention to make such payment, and to contest the validity or amount of any tax, assessment, claim or demand respecting the Fund or any part thereof;

     (h) to commingle the Company Stock held in the Trust with Company Stock held in other trusts forming part of other qualified employee benefit plans maintained by the Company; and

     (i) to borrow funds and/or to contract for the purchase of Company Stock which qualifies under Section 409(l) of the Code to be paid for in installments, subject to the limitations set forth in the Plan.

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     Section 2.4.  Except as may be authorized by regulations promulgated by the
Secretary of Labor, the Trustee shall not maintain the indicia of ownership in any assets of the Fund outside of the jurisdiction of the district courts of the United States.

                                  ARTICLE III

                          DUTIES AND RESPONSIBILITIES

     Section 3.1. The Trustee and the Committee shall each discharge their assigned duties and responsibilities under this Agreement and the Plan solely in the interest of Participants and their Beneficiaries in the following manner:

     (a) for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan;

     (b) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims; and

     (c) in accordance with the provisions of the Plan and this Trust Agreement insofar as they are consistent with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     Section 3.2. The Trustee shall keep full and accurate accounts of all receipts, investments, disbursements and other transactions hereunder, including such specific records as may be agreed upon in writing between the Committee and the Trustee. All such accounts, books and records shall be open to inspection and audit at all reasonable times by any authorized representative of the Committee. A Participant may examine only those individual account records pertaining directly to him.

     Section 3.3. Within 90 days after the end of each Plan Year or within 90 days after its removal or resignation, the Trustee shall file with the Committee a written account of the administration of the Fund showing all transactions effected by the Trustee subsequent to the period covered by the last preceding account to the end of such Plan Year or date of removal or resignation and all property held at its fair market value at the end of the accounting period.
Upon approval of such accounting by the Committee, neither the Company nor the Committee shall be entitled to any further accounting by the Trustee. The Committee may approve such accounting by written notice of approval delivered to the Trustee or by failure to express objection to such accounting in writing delivered to the Trustee within 90 days from the date on which the accounting is delivered to the Committee.

     Section 3.4. In accordance with the terms of the Plan, the Trustee shall open and maintain separate accounts in the name of each Participant in order to record all contributions by or on behalf of the Participant under the Plan and any earnings, losses and expenses attributable thereto. The Committee shall furnish the Trustee with written instructions enabling the Trustee to allocate properly all contributions and other amounts under the Plan to the separate accounts of Participants. In making such allocation, the

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Trustee shall be fully entitled to rely on the instructions furnished by the
Committee and shall be under no duty to make any inquiry or investigation with respect thereto.

     Section 3.5. The Trustee will determine, and report to the Committee within 30 days of the last day of each Plan Year, the current fair market value of the assets and liabilities of the Trust Fund as of the last day of the Plan Year. If such statement is in unaudited form, the Trustee shall provide an audited statement as soon as reasonably practicable. The Committee may retain an independent appraiser to value employer securities held in the Fund if such appraiser is acceptable to the Trustee, and the Trustee may retain an independent appraiser to value employer securities held in the Fund if the Committee does not retain an appraiser acceptable to the Trustee; provided that, an independent appraiser shall only be retained to value employer securities held in the Fund that are not readily publicly tradable. The Trustee shall furnish each Participant with statements at least annually, or more frequently as may be agreed upon with the Company, reflecting the current fair market value of the Participant's separate accounts under the Plan.

     Section 3.6. The Trustee shall not be required to determine the facts concerning the eligibility of any Participant to participate in the Plan, the amount of benefits payable to any Participant or Beneficiary under the Plan, or the date or method of payment or disbursement. The Trustee shall be fully entitled to rely solely upon the written advice and directions of the Committee as to any such question of fact.

     Section 3.7. Unless resulting from the Trustee's negligence, willful misconduct, lack of good faith, or breach of its fiduciary duties under this Agreement or ERISA, the Company shall indemnify and save harmless the Trustee from, against, for and in respect of any and all damages, losses, obligations, liabilities, liens, deficiencies, costs and expenses, including without limitation, reasonable attorney's fees incident to any suit, action, investigation, claim or proceedings suffered, sustained, incurred or required to be paid by the Trustee in connection with the Plan or this Agreement. If the Trustee receives notice of any claim, action or proceeding against the Trustee in respect to which indemnity may be sought against the Company hereunder, the Trustee shall give the Company reasonably prompt notice thereof. The Company will have the right to participate in or to elect to assume, at its expense and by its counsel, the defense of any claim, action or proceeding against the Trustee and the Trustee will cooperate in good faith in such defense. If the Company elects to assume the defense of any claim, action or proceeding against the Trustee, the Company will not be liable for any legal expenses subsequently incurred by the Trustee in connection with the defense thereof unless the Trustee notifies the Company that the Company's defense is unsatisfactory to the Trustee.

     Section 3.8. If the Company eliminates or limits the authority of the Committee to administer the Plan or to give instructions to the Trustee, all references in this Trust Agreement to the Committee shall become references to the Company or such other person or entity designated by the Company.

                                   ARTICLE IV

                    VOTING AND OTHER RIGHTS OF COMPANY STOCK

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     Section 4.1.  The Committee shall be the Named Fiduciary within the meaning of ERISA Section 402(a)(2) for purposes of all shareholder action authorized or permitted to be taken with respect to Company Stock held in the Trust, except with respect to Company Stock allocated to a Participant's separate account.
The powers and duties of the Committee as Named Fiduciary for this purpose will include, without limitation, the powers and duties to direct the Trustee with respect to the acceptance or rejection of a tender offer for shares of Company Stock; the sale of shares of Company Stock under any other circumstances to any person, including the Company, provided that a sale to the Company or other "disqualified person" within the meaning of Section 4975 of the Code or "party in interest" within the meaning of ERISA Section 3(14) is made at a price which is not less than adequate consideration as defined in ERISA Section 3(18) and no commission is charged with respect to the sale; and the exercise of any options, warrants or other rights in connection with shares of Company Stock held in the Trust.

     Each Participant and Beneficiary shall direct the Trustee to take or to refrain from taking any action with respect to the shares of Company Stock allocated to the Participant's separate account in the Company Stock Fund that the Committee could have directed the Trustee to take or refrain from taking.
In the absence of such written direction with respect to any shares allocated to a Participant's separate account, those shares shall not be voted. The Committee will adopt from time to time whatever procedures it determines to be appropriate in order to exercise its powers and duties under this Section and may retain advisors and consultants (including, without limitation, legal counsel and financial advisors) who are independent of the Company, the Board and the Trustee to the extent the Committee determines such independent advice to be necessary or appropriate.

     Upon receipt of instructions from the Committee or Participants, the Trustee shall vote or exercise the right with respect to such stock in accordance with such instructions. If practicable, the Trustee shall vote the combined fractional shares (or fractional rights to shares) allocated to all Participants' accounts to reflect, to the extent possible, the direction of the Participants holding fractional shares (or fractional rights to shares).

                                   ARTICLE V

                           PROHIBITION OF DIVERSION

     Section 5.1. Except as provided in Section 5.2 of this Article, at no time prior to the satisfaction of all liabilities with respect to Participants and their Beneficiaries under the Plan shall any part of the corpus or income of the Fund be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries, or for defraying reasonable expenses of administering the Plan.

     Section 5.2. The provisions of Section 5.1 notwithstanding, contributions made by the Company under the Plan may be returned to the Company under the following conditions:
     (a) If a contribution is made by mistake of fact, such contribution may be returned to the Company within one year of the payment of such contribution; and
     (b) Contributions to the Plan are specifically conditioned upon their deductibility under the Code. To the extent a deduction is disallowed for any such

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     contribution, it may be returned to the Company within one year after the disallowance of the deduction. Contributions which are not deductible in the taxable year in which made but are deductible in subsequent taxable years shall not be considered to be disallowed for purposes of this subsection.

                                   ARTICLE VI

                    COMMUNICATION WITH COMMITTEE AND COMPANY

     Section 6.1. Whenever the Trustee is permitted or required to act upon the directions or instructions of the Committee, the Trustee shall be entitled to act upon any written communication signed by any person or agent designated to act as or on behalf of the Committee. Such person or agent shall be so designated either under the provisions of the Plan or in writing by the Committee and their authority shall continue until revoked in writing. The Trustee shall incur no liability for failure to act on such person's or agent's instructions or orders without written communication, and the Trustee shall be fully protected in all actions taken in good faith in reliance upon any instructions, directions, certifications and communications believed to be genuine and to have been signed or communicated by the proper person.

     Section 6.2. The Company shall notify the Trustee in writing as to the appointment, removal or resignation of any person designated to act as or on behalf of the Committee. After such notification, the Trustee shall be fully protected in acting upon the directions of, or dealing with, any person designated to act as or on behalf of the Committee until it receives notice to the contrary. The Trustee shall have no duty to inquire into the qualifications of any person designated to act as or on behalf of the Committee.

                                  ARTICLE VII

                             TRUSTEE'S COMPENSATION

     Section 7.1. The Trustee shall be entitled to reasonable compensation for its services as is agreed upon with the Company. If approved by the Committee, the Trustee shall also be entitled to reimbursement for all direct expenses properly and actually incurred on behalf of the Plan. Such compensation or reimbursement shall be paid to the Trustee out of the Fund unless paid directly by the Company.

                                  ARTICLE VIII

                       RESIGNATION AND REMOVAL OF TRUSTEE

     Section 8.1. The Trustee may resign at any time by written notice to the Chairman of the Committee or to the Secretary of the Board which shall be effective 30 days after delivery unless prior thereto a successor Trustee shall have been appointed.

     Section 8.2. The Trustee may be removed by the Board at any time upon 30 days written notice to the Trustee; such notice, however, may be waived by the Trustee.

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     Section 8.3.  The appointment of a successor Trustee hereunder shall be accomplished by and shall take effect upon the delivery to the resigning or removed Trustee, as the case may be, of written notice of the Committee appointing such successor Trustee, and an acceptance in writing of the office of successor Trustee hereunder executed by the successor so appointed. Any successor Trustee may be either a corporation authorized and empowered to exercise trust powers or one or more individuals. All of the provisions set forth herein with respect to the Trustee shall relate to each successor Trustee so appointed with the same force and effect as if such successor Trustee had been originally named herein as the Trustee hereunder. If within 30 days after notice of resignation shall have been given under the provisions of this article a successor Trustee shall not have been appointed, the resigning Trustee or the Company may apply to any court of competent jurisdiction for the appointment of a successor Trustee.

     Section 8.4. Upon the appointment of a successor Trustee, the resigning or removed Trustee shall transfer and deliver the Fund to such successor Trustee, after reserving such reasonable amount as it shall deem necessary to provide for its expenses in the settlement of its account, the amount of any compensation due to it and any sums chargeable against the Fund for which it may be liable. If the sums so reserved are not sufficient for such purposes, the resigning or removed Trustee shall be entitled to reimbursement for any deficiency from the successor Trustee and the Company who shall be jointly and severally liable therefor.

                                  ARTICLE IX

                              INSURANCE COMPANIES

     Section 9.1. If any contract issued by an insurance company shall form a part of the Trust assets, the insurance company shall not be deemed a party to this Agreement. A certification in writing by the Trustee as to the occurrence of any event contemplated by this Agreement or the Plan shall be conclusive evidence thereof and the insurance company shall be protected in relying upon such certification and shall incur no liability for so doing. With respect to any action under any such contract, the insurance company may deal with the Trustee as the sole owner thereof and need not see that any action of the Trustee is authorized by this Agreement or the Plan. Any change made or action taken by an insurance company upon the direction of the Trustee shall fully discharge the insurance company from all liability with respect thereto, and it need not see to the distribution or further application of any moneys paid by it to the Trustee or paid in accordance with the direction of the Trustee.

                                   ARTICLE X

                AMENDMENT AND TERMINATION OF THE TRUST AND PLAN

     Section 10.1. The Company may, by delivery to the Trustee of an instrument in writing, amend, terminate or partially terminate this Agreement at any time; provided, however, that no amendment shall increase the duties or liabilities of the Trustee without the Trustee's consent; and, provided further, that no amendment shall divert any part of the Fund to any purpose other than providing benefits to Participants and their Beneficiaries or defraying reasonable expenses of administering the Plan.

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     Section 10.2.  If the Plan is terminated, the Trustee shall make distributions from the Fund in such manner and at such times as the Committee shall direct in writing. Notwithstanding complete discontinuance of contributions to the Plan by the Company, the Trust shall be continued, and benefits shall be distributed at such time and in such manner as though contributions had not been discontinued, unless the Committee shall direct otherwise in writing.

                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

     Section 11.1. Unless the context of this Agreement clearly indicates otherwise, the terms defined in the Plan shall, when used herein, have the same meaning as in the Plan.

     Section 11.2. Except as otherwise required in the case of any qualified domestic relations order within the meaning of Section 414(p) of the Code, the benefits or proceeds of any allocated or unallocated portion of the assets of the Fund and any interest of any Participant or Beneficiary arising out of or created by the Plan either before or after the Participant's retirement shall not be subject to execution, attachment, garnishment or other legal or judicial process whatsoever by any person, whether creditor or otherwise, claiming against such Participant or Beneficiary. No Participant or Beneficiary shall have the right to alienate, encumber or assign any of the payments or proceeds or any other interest arising out of or created by the Plan and any action purporting to do so shall be void. The provisions of this Section shall apply to all Participants and Beneficiaries, regardless of their citizenship or place of residence.

     Section 11.3. Nothing contained in this Agreement or in the Plan shall require the Company to retain any Employee in its service.

     Section 11.4. Any person dealing with the Trustee may rely upon a copy of this Agreement and any amendments thereto certified to be true and correct by the Trustee.

     Section 11.5. The Trustee hereby acknowledges receipt of a copy of the Plan. The Company will cause a copy of any amendment to the Plan to be delivered to the Trustee.

     Section 11.6. The construction, validity and administration of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, except to the extent that such laws have been specifically superseded by ERISA.

     Section 11.7. This Trust Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and to this Trust Agreement were upon the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Attest:                          VANGUARD FIDUCIARY TRUST COMPANY

/s/  Meredith Mueller            By /s/  R. Gregory Barton
---------------------               ----------------------

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Attest:                          ICF KAISER INTERNATIONAL, INC.

/s/  Sheryl A. Summa             By /s/  Marcy A. Romm
--------------------                ---------------------------

1189473

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